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[R Realtor(R) Logo]                            [Equal Housing Opportunity Logo]

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                         NET COMMERCIAL LEASE AGREEMENT

                                                           STATE OF TEXAS
                                                           COUNTY OF DALLAS

           THIS LEASE AGREEMENT made and entered into by and between

                       MURRAY INCOME PROPERTIES II, LTD.

hereinafter referred to as "Landlord," and CARE MANAGEMENT ENTERPRISES, INC.; a Texas corporation hereinafter referred to as "Tenant;"

                                  WITNESSETH:
        Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord the following described premises (hereinafter referred to as the "demised premises" or "premises") situated within the County of Tarrant, State of Texas.

        Being an approximate 54,000 square foot portion of an approximate 172,000 square foot office/warehouse building situated on an 8.66-Acre tract of land described a Site 3 of Block 7, of the Great Southwest Industrial District, and being locally known as 1248 Avenue R, Grand Prairie, Texas; and being more particularly described on Exhibit A attached hereto.





together with all rights, privileges, easements and appurtenances belonging to or in any way pertaining to the demised premises and together with the building and other improvements now situated or to be erected upon the demised premises.

        TO HAVE AND TO HOLD the same for a term of thirty-six months, beginning on December 1, 1997 and expiring on November 30, 2000, upon the following terms, conditions and covenants:

        See Contingency, Special Conditions, Paragraph 32A attached hereto.

        1. RENT: Tenant agrees to pay the Landlord herein, without offset or deduction, for the account of Landlord rent for the demised premises at the rate of See Rent Schedule, Special Conditions, Paragraph 32 B attached hereto
Dollars ($           ) per month in advance.  One such monthly installment shall be due and payable on or before the beginning date of this lease, and a like monthly installment shall be due and payable on or before the first day of each succeeding calendar month during the term hereof; provided that, in the event the term hereof shall commence or end during a calendar month, the rent for any fractional calendar month following the commencement or preceding the end of the term of this lease shall be pro rated by days. (If percentage rent is to be payable to Landlord, refer to Exhibit A attached to this lease, In such case Exhibit A shall be incorporated into and become a part of this lease when physically attached hereto.)

        Tenant will deposit with Landlord, upon commencement of this lease, Twenty nine thousand seven hundred and 00/100 Dollars ($29,700.00) to be applied as follows:

        (a) $14,175.00 for base rent for December 1, 1997 through December 31, 1997.

        (b) $15,525.00 as a security deposit. Such security deposit shall be held by Landlord without interest as security for the performance by

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Tenant of Tenant's covenants and obligations under this    . The security
deposit is not an advance payment of rental       the full measure of liquidated
damages in case of default by Tenant. Upon the occurrence of any event of default, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use the security deposit to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the security deposit. Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default, hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon expiration or termination of this lease.

     2.  ACCEPTANCE OF PREMISES:

     Tenant acknowledges that it has fully inspected the demised premises and accepts the demised premises, and any buildings and improvements situated thereon, as suitable for the purposes for which the same are leased in their present condition, except

     NONE

     3.  USE OF PREMISES:

     The demised premises shall be used and occupied only for the purpose of

         General offices, storage and distribution of medical products, excluding drugs and narcotics.
         See Special Conditions, Paragraph 32C, attached hereto.

and not otherwise. Tenant shall at its own expense obtain any and all governmental licenses and permits necessary for such use.

     4.  COMPLIANCE WITH LAW:

     Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the demised premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the demised premises, all at Tenant's sole expense.

     5.  REAL ESTATE TAXES:

     (a) Tenant agrees to pay before they become delinquent all taxes (both general and special), assessments or governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "taxes"), levied or assessed against the premises or any part thereof. Tenant shall furnish to Landlord not later than twenty (20) days before the date any such taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant shall fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may if it so elects pay such taxes, assessments, and governmental charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable on written demand by Landlord together with interest thereon at the rate of ten percent (10%) per annum from date paid by Landlord to date of repayment by Tenant.

     (b) All real estate taxes and assessments on the demised premises owned by Landlord shall be prorated between Landlord and Tenant with respect to the tax years in which this lease commences or terminates. Tenant shall pay that part of the real estate taxes attributable to the portion of the tax year covered by this lease.

     (c) In the event the premises constitute a portion of a multiple occupancy building, in lieu of Tenant paying the "taxes" as above provided, Landlord agrees to pay before they become delinquent all "taxes" lawfully levied or assessed against such building and the grounds, parking areas, driveways and alleys around the said building, and during each month of the term of this Lease, Tenant shall make a monthly escrow deposit with Landlord equal to 1/12 of its proportionate share of the taxes on the building which will be due and payable for that year. Tenant's "proportionate share" as used throughout this lease, shall mean a fraction, the numerator of which is the space occupied by Tenant and the denominator of which is the entire gross space contained in the building. The current taxes are approximately $.55 per square foot on the building. In the event Landlord does not dispute and contest the taxes, then.

     (d) Tenant may, alone or along with any other tenants of said building, at its or their sole cost and expense, in its or their own name(s) and/or in the name of the Landlord, dispute and contest any "taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest have deposited with Landlord the amount so contested and unpaid, or their proportionate shares thereof as the case may be, which shall be held by Landlord without obligations for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties and other liabilities associated with the proceedings), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay Landlord upon demand Tenant's share (as among all tenants who participated in the contest) of all court costs, interest, penalties and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage or expense, including attorney's fees, in connection with any such proceedings.

     (e) If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, levies or charges levied, assessed or imposed on real estate and the improvements thereon there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be declined to be included within the term "taxes" for the purpose hereof.

     6.  REPAIRS AND MAINTENANCE:

     (a) Tenant shall at its own cost and expense keep, maintain and take good care of the premises and make all necessary repairs thereto, interior and exterior, non-structural, ordinary and extraordinary, and shall suffer no waste or nuisances; provided, however, that the cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the Tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees. At the end of the term or other termination of this lease, Tenant shall deliver the premises with all improvements thereon in good repair and condition, reasonable wear and tear only excepted. Landlord shall be responsible for maintaining the roof, exterior walls and foundation throughout lease term.

     (b) Tenant shall at its own cost and expense care for the grounds around the buildings on the premises, including the regular mowing of grass, care of shrubs and general landscaping, and maintenance of the parking areas, driveways, alleys and shall maintain the whole of the premises in a clean and sanitary condition.

     (c) In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers, and licensees shall have the nonexclusive right to use, in common with the other parties occupying said building, the parking areas, driveways and alleys adjacent to said building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe, and Tenant shall, in lieu of their obligations set forth under subparagraph (b) above, be liable for its proportionate share of the cost and expense of the care for the grounds around the said building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, and maintenance of parking areas, driveways and alleys. Tenant shall reimburse Landlord monthly for the amount of its proportionate share of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

     (d) In the event Tenant shall fail to maintain the demised premises or any paving, landscaping or milroad siding in accordance with this paragraph 6, Landlord shall have the right (but not the obligation) to cause all repairs or other maintenance to be made and the reasonable costs therefor expended by Landlord shall be paid by Tenant on written demand.

     7.  ALTERATIONS, ADDITIONS AND IMPROVEMENTS

     Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the demised premises without prior written
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consent of Landlord. Consent for non-structural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this lease, Tenant shall have the right to remove such items so installed, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof.

        Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the demised premises and shall not permit a mechanic's or materialman's lien to be asserted against the demised premises. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

        All alterations, additions or improvements in or to the demised premises shall become the property of Landlord at the expiration or termination of this lease; however, Landlord may direct the removal of alterations, additions or improvements by giving written notice to Tenant prior to the expiration or termination of this lease. At the direction of Landlord, Tenant shall promptly remove all alterations, additions and improvements and any other property placed in the demised premises by Tenant, and Tenant shall repair in a good and workmanlike manner any damage caused by such removal.

        8. SIGNS:

        Tenants shall not place or affix any signs or other objects upon or to the roof or exterior walls of the demised premises or paint or otherwise deface the exterior walls of the demised premises without the prior written consent of Landlord. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this lease and shall repair any damage and close any holes caused or revealed by such removal.

        9. INSURANCE, FIRE AND CASUALTY DAMAGE:

        (a) Landlord agrees to maintain insurance covering the building of which the demised premises are a part in an amount not less than 90% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the demised premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 9(b) and 9(c) below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay Landlord's cost of maintaining such insurance on said building (or, in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share of such cost). Said payments shall be made to Landlord within ten days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph (a) with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as that part of such year covered by the terms of this lease bears to a full year. During each month of the term of this lease, Tenant shall make a monthly escrow deposit with Landlord equal to 1/12 of its proportionate share of the insurance on the building which will be due and payable for that year.

        (b) If the buildings situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 9(a) above, Tenant shall give immediate notice thereof to Landlord, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any applicable deductible amounts specified under Landlord's insurance. The rent payable hereunder shall in no event abate by reason of any damage or destruction.

        (c) If the buildings situated upon the premises should be damaged or destroyed by a casualty other than a peril covered by the insurance to be provided by Landlord under subparagraph 9(a) above, or if any other improvements situated on the demised premises should be in any manner damaged or destroyed, Tenant shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings and/or improvements to substantially the condition in which they existed prior to such damage or destruction, subject to Landlord's approval of the plans and specifications for such rebuilding and repairing, which approval shall not be unreasonably withheld. Tenant's obligation hereunder shall not include destruction of the premises by war, riot, civil disobedience, or flood.

        (d) Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by, or on behalf of, Tenant in, on or about the demised premises in an amount not less than 90% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clause of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto. Such insurance shall insure against the perils and be in form, including stipulated endorsements, as provided in subparagraph 9(b) hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of policies of such insurance, together with receipt evidencing payment of premiums therefor shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

        (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises required that the insurance proceeds be applied to such indebtedness then the Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

        10. WAIVER OF SUBROGATION:

        Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part, the demised premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued to its policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

        Landlord and its authorized agents shall have the right, during normal business hours, to enter the demised premises (i) to inspect the general condition and state of repair thereof, (ii) to make repairs required or permitted under this lease, (iii) to show the premises to any prospective tenant or purchaser or (iv) for any other reasonable purpose.

        During the final 150 days of the lease term, Landlord and its authorized agents shall have the right to erect and maintain on or about the demised premises customary signs advertising the property for lease or for sale.

        11. UTILITY SERVICES:

        Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the demised premises, and for all electric lights, lamps and tubes.

        12. ASSIGNMENT AND SUBLEASING:

        Tenant shall not, without the prior written consent of Landlord, assign this lease or sublet the demised premises or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this lease, including the provisions of paragraph 3 pertaining to the use of the demised premises. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this lease. Tenant shall not assign his rights hereunder or sublet the premises without first obtaining a written agreement from assignee or sublessee whereby assignee or sublessee agrees to be bound by the terms of this lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the demised premises are assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment of subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

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        13.  INDEMNITY AND PUBLIC LIABILITY INSURANCE:

        (a) Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, caused by the negligence or misconduct of Tenant, its agents, servants or employees, or any other person entering upon the premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant agrees to indemnify Landlord and hold it harmless from any loss, expenses or claims including attorney's fees, arising out of any such damage or injury, except injury to persons or damage to property the sole cause of which is the negligence of the Landlord. See Special Conditions, Paragraph 32D, attached hereto.

        (b) Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, said insurance policy shall name Landlord as an additional insured, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands, or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises, the limits of such policy or policies to be in the amount of not less than $300,000 per person and $1,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies, shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

        (c) If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance, and Tenant shall pay to Landlord on demand, as additional rental hereunder, the premium cost thereof plus interest at the rate of ten per cent (10%) per annum from the date of payment by Landlord until repaid by Tenant.

        14.  CONDEMNATION:

        (a) If, during the term of this lease or any extension or renewal thereof, all or a substantial part of the demised premises should be taken for any public or quasi-public use under any governmental law, ordinance regulation or by right of eminent domain, or should be sold to the condemnity authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective from the date of taking of the demised premises by the condemnity authority.

        (b) If less than a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemnity authority under threat of condemnation, Landlord, at its option, may be written notice terminate this lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the demised premises) situated on the demised premises in order to make the same reasonably tenantable and suitable for the uses for which the demised premises are leased as defined in paragraph 3. The rent payable hereunder during the unexpired portion of this lease shall be adjusted equitably.

        (c) All compensation awarded for any taking (or the proceeds from private sale in lieu thereof) of the demised premises or common area shall be the property of landlord and Tenant hereby assigns its interest in any such award to Landlord; provided however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and other property if a separate award for such items is made to Tenant.

        15.  HOLDING OVER:

        Should Tenant, or any of its successors in interest fail to surrender the demised premises, or any part thereof, on the expiration of the term of this lease, such holding over shall constitute a tenancy from month to month, at a monthly rental equal to 150% of the rent paid for the last month of the term of this lease unless otherwise agreed in writing.

        16.  DEFAULT OF TENANT:

        The following events shall be deemed to be events of default under this lease:

        (a) Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of 10 days.

        (b) Failure of Tenant to comply with any term, condition or covenant of this lease, other than the payment of rent or other sum of money, and such failure shall not be cured within 30 days after written notice thereof to Tenant.

        (c) Insolvency, the making of a transfer in fraud of creditors, or the making of an assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligations.

        (d) Filing of a petition under an section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof by Tenant or any guarantor of Tenant's obligations or adjudication as a bankrupt or insolvent in proceedings filed against Tenant or such guarantor.

        (e) Appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligation hereunder.

        (f) Abandonment by Tenant of any substantial portion of the demised premises or cessation of the use of the use of the demised premises for the purpose leased.

        17.  REMEDIES OF LANDLORD:

        Upon the occurrence of any of the events of default listed in Section 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

        (a) Terminate this lease, in which event Tenant shall immediately surrender the demised premises to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have for possession of the demised premises or arrearages in rent, enter upon and take possession of the demised premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the demised premises on satisfactory terms or otherwise.

        (b) Enter upon and take possession of the demised premises, by force if necessary, without terminating this lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the demised premises and receive the rent therefor. Tenant agrees to pay Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorney's fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

        (c) Enter upon the demised premises, by force, if necessary, without terminating this lease and without being liable for any prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in this effecting compliance with Tenant's obligations under this lease, together with interest thereon at the rate of 10% per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by negligence of Landlord or otherwise.

        Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

        18.  LANDLORD'S LIEN:

        In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to accrue payment of all rent an other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated in or upon the demised premises, together with the proceeds from the sale or lease thereof. Such property shall not be removed without the consent of Landlord until all arrearages in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of any event of default, Landlord may, in addition to any other remedies provided herein or by law, enter upon the demised premises and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this lease at least 10 days before the time of the sale. Any public sale made under this paragraph shall be deemed to have been conducted in a commercially reasonable manner if held in the demised premises or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Dallas and/or Tarrant County, Texas, for five consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this paragraph, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest and granted herein. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Business and Commerce Code in force in the State of Texas. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto.

        19.  ATTORNEYS' FEES:

        If, on account of any breach or default by Landlord or Tenant of their respective obligations under this lease, it shall become necessary for the other to employ an attorney to enforce or defend any of its rights or remedies hereunder, and should such party prevail, it shall be entitled to any reasonable attorneys' fees incurred in such connection.

        20.  QUIET ENJOYMENT:

        Landlord warrants that it has full right and power to execute and perform this lease and to grant the estate demised herein and that Tenant, on payment of rent and performing the covenants herein contained, shall peaceably and quietly have, hold and enjoy the demised premises during the full term of this lease and any extension or renewal hereof; provided, however, that Tenant accepts this lease subject and subordinate to any recorded mortgage, deed of trust or other lien presently existing upon the demised premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest hereunder to any mortgage, deed of trust or other lien hereafter placed on the demised premises, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request, provided such further subordination shall be upon the express condition that this lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the terms of this lease so long as Tenant shall continue to perform all of the covenants of this lease.

        21.  WAIVER OF DEFAULT:

        No waiver by the parties hereto of any default or breach of any term, condition or covenant of this lease shall be deemed to be waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

        22.  PROFESSIONAL SERVICE FEES:

        Professional service fees due to the undersigned Principal Broker shall be calculated and paid in accordance with paragraph (a) below:

        (a) Landlord agrees to pay to the undersigned Principal Broker a professional service fee for negotiating this lease equal to: Six percent (6%) of the total lease consideration to be split four percent (4%) to Mohr Partners, Inc. and two percent (2%) to Ken Wood Company.

        (b) All professional service fees shall be payable in Dallas County, Texas. If during the term of this lease (as the same may be renewed or extended) or within 10 years from the date hereof, whichever shall be the greater period of time, Tenant, its successors or assigns, shall (i) exercise any right or option to renew or extend the term of this lease (whether contained in this lease or in any amendment, supplement or other agreement pertaining hereto) or enter into a new lease or rental agreement with Landlord covering demised premises, or (ii) enter into any lease, extension, renewal, expansion or other rental agreement with Landlord demising to Tenant any premises located on or constituting all or part of any tract or parcel of real property adjoining, adjacent to or contiguous to the demised premises owned by Landlord on the date of this lease, Landlord shall pay to the Principal Broker provided Realtors are actively involved in the negotiations, an additional professional service fee covering the full period of such renewal, extension, lease, expansion or other rental agreement which shall be due on the date of exercise, in the case of the exercise of an option, or the execution, in the case of a lease or other agreement. Such professional service fees shall be computed under paragraph (a) above as if a new lease had been made for such period of time, In the event Tenant, its successors or assigns, should purchase the demised premises at any time, pursuant to a purchase option contained in this lease (or any lease, extension, renewal, expansion or other rental agreement upon which an additional professional service fee would be due under the above provisions) or, in the absence of any purchase option or exercise thereof, should purchase the demised premises within 10 years from the date hereof, Landlord shall pay to the undersigned Principal Broker a sales professional service fee in cash equal to Six percent (6%) of the first $500,000.00 and three percent (3%) of the balance of the purchase price, payable at closing. Upon closing of the sale, all lease professional service fees shall terminate if the lease professional service fees are payable monthly.

        (c) Tenant expressly acknowledges and agrees that if Tenant enters into any new lease, extension, renewal, expansion or other agreement to rent, occupy or purchase any property described in the preceding paragraph within the time period specified in the preceding paragraph, such agreement must be handled by and through the undersigned Principal Broker; otherwise, Tenant shall be jointly liable for any professional service fee due or to become due to Principal Broker.

        (d) In the event of a sale of the demised premises, or the assignment of this lease by Landlord, Landlord shall obtain from the purchaser an Assumption Agreement in recordable form whereby such assignee or purchaser agrees to pay the undersigned Principal Broker all professional service fees payable under this lease to deliver a fully executed counterpart thereof to Principal Broker on the date of closing of the sale of the demised premises or assignment of this lease, whereupon Landlord shall be released from all personal liability for subsequent payments of professional service fees. Landlord expressly agrees that it will not transfer, convey or sell the demised premises or assign this lease without first obtaining from the purchaser or assignee such Assumption Agreement. The form of such Assumption Agreement shall be furnished to the Principal Broker at the time Landlord enters into any contract for the sale of the demised premises or assignment of this lease.

        (e) If on account of any breach or default by any party hereto in his or its obligations to Principal Broker, it shall become necessary for Principal Broker to employ an attorney to enforce or defend any of Principal Broker's rights or remedies hereunder and should Principal Broker prevail, such parties agree to pay Principal Broker reasonable attorney's fees in connection therewith.

        23.  CERTIFICATE OF OCCUPANCY:

        Tenant may, prior to the commencement of the term of this lease, apply for a Certificate of Occupancy to be issued by the municipality in which the demised premises are located, but this lease shall not be contingent upon issuance thereof. Nothing herein contained shall obligate Landlord to install any additional electrical wiring, plumbing or plumbing fixtures which are not presently existing in the demised premises, or which have not been expressly agreed upon by Landlord in writing.

        24.  FORCE MAJEURE:

        In the event performance by Landlord of any term, condition or covenant in this lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor restriction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

        25. EXHIBITS:

        All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered in part hereof for all purposes with the same force and effect as if copied at full length herein.

        26. USE OF LANGUAGE:

        Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular shall be held to include the plural unless the context otherwise requires.

        27. CAPTIONS:

        The captions or headings of paragraphs in this lease are inserted for convenience only and shall not be considered in construing the provisions hereof if any question of intent should arise.

        28. SUCCESSORS:

        The terms, conditions and covenants contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective successors in interest and legal representatives except as otherwise herein expressly provided. All rights, powers, privileges, immunities and duties of Landlord under this lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

        29. SUBLEASE:

        If this lease is in fact a sublease, Tenant accepts this lease subject to all of the terms and conditions of the lease under which Landlord holds the demised premises as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of its obligation under such lease.

        30. SEVERABILITY:

        If any provision in this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

        31. NOTICES:

        Any notice or document required or permitted to be delivered hereunder may be delivered in person or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties at the addresses indicated below, or at such other addresses as may have theretofore been specified by written notice delivered in accordance herewith.

LANDLORD: MURRAY INCOME PROPERTIES II, LTD.
          -----------------------------------
          5550 LBJ FREEWAY, SUITE 675
          -----------------------------------
          L8 #6
          DALLAS, TX 75240
          -----------------------------------

        PRINCIPAL BROKER:    KEN WOOD COMPANY
                          -------------------------------
                             5580 LBJ Freeway, Suite 270
                          -------------------------------
                             Dallas, Texas 75240-6265

TENANT:   CARE MANAGEMENT ENTERPRISES, INC.
          -----------------------------------
          1248 AVENUE R
          -----------------------------------
          GRAND PRAIRIE, TX 75050
          -----------------------------------

        32. SPECIAL CONDITIONS:

        See Special Conditions attached hereto and made a part hereof.



        EXECUTED the      16th     day of     November              , 1995
                     -------------        --------------------------    ------.

ATTEST:
                                 LANDLORD: MURRAY INCOME PROPERTIES II, LTD.
------------------------------             -----------------------------------
                                           By  Murray Realty Investors, IX, Inc.
                                           ------------------------------------
                                               /s/ Brent Buck
                                           ------------------------------------
                                           Title   Brent Buck
                                                   Executive Vice President

ATTEST:
                                   TENANT: CARE MANAGEMENT ENTERPRISES, INC.
------------------------------             ------------------------------------
                                           /s/ Ronald G. Bays
                                           ------------------------------------
                                           By  VICE PRESIDENT
                                           ------------------------------------
                                           Title   Ronald G. Bays

                                    BROKERS

     MOHR PARTNERS, INC.                             KEN WOOD COMPANY
------------------------------             ------------------------------------
Cooperating Broker                         Principal Broker, Member of the
                                           Greater Dallas Association of
                                           REALTORS(R), Inc.

/s/ Huck Neuberry                          /s/ Ken Wood, President
------------------------------             ------------------------------------
By                                         By  Ken Wood

NOTE: If this Lease Agreement is negotiated by Principal Broker in cooperation with another Broker, Landlord shall be liable for payment of all professional service fees to Principal Broker only, whereupon Landlord shall be protected from any claims from said Cooperating Broker.

                               SPECIAL CONDITIONS
                             TO THE LEASE AGREEMENT
                                 BY AND BETWEEN
                  MURRAY INCOME PROPERTIES II, LTD., LANDLORD
                                      AND
                   CARE MANAGEMENT ENTERPRISES, INC., TENANT

32.     A.      CONTINGENCY

                The commencement date of this Lease shall be subject to and contingent upon Tenant not being in default of any term, condition, or covenant contained in the Sublease which precedes this Lease, and attached hereto as Exhibit C. In the event Tenant is in default under said Sublease, then this Lease shall, as Landlord's sole option, be deemed to be null and void.

        B.      RENT SCHEDULE:

                Rent, pursuant to Paragraph 1 of the Lease, shall be paid as follows:

                December 1, 1997 - November 30, 1998 at the rate of $14,175.00 per month;
                December 1, 1998 - November 30, 1999 at the rate of $14,850.00 per month;
                December 1, 1999 - November 30, 2000 at the rate of $15,525.00 per month.

        C.      HAZARDOUS WASTE:

                The term "Hazardous Substances," as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by an "Environmental Law," which term shall mean any federal, state, or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Premises, and if so brought thereon, then the same shall be immediately removed with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all environmental laws. Landlord or Landlord's representative shall have the right but not the obligation to enter the Premises for the purpose of ensuring compliance with all Environmental Laws. If Tenant so contaminates the Premises, then Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost,

                                See Exhibit B-1
                and Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of Tenant's failure to comply with this Paragraph 32 and/or the presence of Hazardous Substances in or on the Premises. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.

        D.      LIABILITY

                In addition to the provisions in Paragraph 13 of the Lease, Tenant shall look solely to Landlord's interest in the Property for the satisfaction of any judgements or decrees requiring the payment of money by Landlord based upon any defaults hereunder, and no other property or asset of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of such judgement or decree. This provision shall apply as well to assignees or purchasers of Landlord.
                It is specifically agreed and understood between the parties hereto that there shall be absolutely no personal liability on the part of the Landlord, its successors, assignees, nominees, or designees, with respect to any of the terms, covenants and conditions of this Lease, and Tenant or any other party claiming by, through or under the Tenant shall look solely to the interests of the Landlord in the Property for the collection of any claim, demand, cost expense, judgement or other judicial process requiring the payment of money for any default or breach of Landlord of any of its obligations under this Lease.

        E.      FINANCIAL STATEMENTS:

                Tenant has attached as Exhibit B to this Lease, copies of its current financial statements. Tenant certifies that to the best of Tenant's knowledge, these financial statements are true and correct.

        F.      INSURANCE:

                Tenant shall not commit, or permit to be committed, any action or circumstance in, upon or about the Premises or the building which, directly or indirectly, would or might justify any insurance carrier in canceling or increasing the premium on any insurance policy covering the Premises, the building or the contents of either; and if any such action or circumstance is undertaken with Landlord's consent which results in an increase in any such insurance premium, Tenant shall reimburse Landlord for such increase upon demand.

        G.      TENANT FINISH ALLOWANCE:

                Landlord shall pay to Tenant an allowance of up to $3,900.00 for reimbursement of the cost of constructing dock ramp at the dock door on the southeast corner of the premises. The allowance will be paid within twenty (20) days of Tenant furnishing Landlord with paid invoices and lien releases from all contractors and subcontractors. Landlord shall have the right to approve Tenant's contractor, approval not to be unreasonably withheld.

                                   EXHIBIT A
                               LEGAL DESCRIPTION


BEING all of that certain lot, tract or parcel of land situated in Block 7, THIRD INSTALLMENT, INDUSTRIAL COMMUNITY NO. 5, GREAT SOUTHWEST INDUSTRIAL DISTRICT, an addition to the City of Grand Prairie, Tarrant County, Texas, as recorded in volume 388-78, page 58, of the Plat Records of Tarrant County, Texas, and Block 2, FOURTH INSTALLMENT, INDUSTRIAL COMMUNITY NO. 5, GREAT SOUTHWEST INDUSTRIAL DISTRICT, an addition to the City of Grand Prairie, Tarrant County, Texas, as recorded in volume 388-130, page 94 of the Plat Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at the northwest corner of Site 1, Block 2 of the Fourth Installment of Industrial Community No. 5, Great Southwest Industrial District, an Addition to the City of Grand Prairie, Tarrant County, Texas, as recorded in volume 388-115, page 33, of the Plat Records of Tarrant County, Texas; said point also being on the south right-of-way line of Avenue R (a 60 foot right-of-way);

THENCE South, 418.98 feet along the west line of Site 1 to an iron rod for corner;
THENCE North 89 degrees 53 minutes 56 seconds West, 900.00 feet to an iron rod for corner on the east right-of-way line of Great Southwest Parkway (a 100.00 foot right-of-way);

THENCE North, 392.39 feet with the east line of Great Southwest Parkway to an iron rod for corner at the beginning of a curve to the right having a central angle of 90 degrees 00 minutes 00 seconds and a radius of 25.00 feet;

THENCE around said curve, a distance of 39.27 feet to an iron rod for corner on the south line of Avenue R;

THENCE East, 875.00 feet with the south line of Avenue R to the PLACE OF BEGINNING and CONTAINING 376,231.59 square feet or 3.6371 acres of land, more or less.

                                   EXHIBIT B
                              FINANCIAL STATEMENTS

               CARE MANAGEMENT ENTERPRISES, INC. AND SUBSIDIARIES

                                 BALANCE SHEET
                          FOR THE PERIOD ENDING SEP-95

ASSETS
Cash                       165,808.19
A/R                      1,431,757.09
Notes                       54,296.67
Allowance                  (14,303.16)
Inventory                  569,712.50
                         ---------------------------
Total Current Assets                    2,207,271.29


FIXED ASSETS
Furniture and Fixtures     132,496.11
Vehicles                   210,380.51
Accumulated Depr.         (124,428.24)
                         ---------------------------
Total Fixed Assets                        218,448.38

OTHER ASSETS
Deposits/Prepaid             9,315.11
Notes Receivable-LT        316,166.31
Investments                 36,850.00
Intercompany               137,680.95
                         ---------------------------
Total Other Assets                        500,012.37
Total Assets                            2,925,732.04

                                  Exhibit B-1
      (Murray Income Properties II, Ltd. and Care Management Enterprises)

Tenant shall have no responsibility for any abatement, cleanup, or other remedial work with respect to Hazardous Substances, unless Tenant or its agents or invitees placed such substances on the premises, in which case, Tenant shall be responsible for all remedial work required under Environmental Laws in connection therewith and shall indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, cost, expenses, damages and obligations of any nature arising from or as a result of Tenant's failure to comply with this paragraph 20. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of the lease.